SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[ ] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SE FINANCIAL CORP.
                               ------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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


                               SE FINANCIAL CORP.




                               WE NEED YOUR VOTE!


We recently forwarded to you a proxy statement and a proxy card relating to the Annual Meeting of Stockholders of SE Financial Corp. (the "Corporation"), to be held on June 6, 2005 to consider and vote upon (1) the election of three directors of the Corporation, (2) the approval of the SE Financial Corp. 2005 Stock Option Plan, (3) the approval of the St. Edmond's Federal Savings Bank 2005 Restricted Stock Plan, and (4) the ratification of the appointment of S.R. Snodgrass, A.C. as the Corporation's independent auditor for the fiscal year ending October 31, 2005. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Your vote is very important - no matter how many shares you own. If you have mailed your proxy card, please accept our thanks and disregard this request. If you have not yet voted, please sign the enclosed proxy card and return it promptly to us in the enclosed, self- addressed, postage-paid envelope. Please vote today - the Annual Meeting is very soon and time is of the essence.

Thank you very much for your assistance. We appreciate your support.


                               SE FINANCIAL CORP.


/s/ Marcy C. Panzer                                     /s/ Pamela M. Cyr
Marcy C. Panzer, Chairman                               Pamela M. Cyr, President


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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE SE FINANCIAL CORP. THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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